UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2019

TimefireVR Inc.

(Exact name of the registrant as specified in its charter)

Nevada	814-00175	86-0490034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1607 Ponce de Leon Ave, Suite 407, San Juan, PR 00909

(Address of principle executive offices) (Zip code)

Registrant’s telephone number, including area code: (833) 373-3228

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None.

Explanatory Note

On May 16, 2019, TimefireVR Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial Form 8-K”), as amended by Amendment No. 1 on Form 8-K/A filed on June 11, 2019, to disclose among other things that it had closed a Share Exchange Agreement (the “SEA”) with Red Cat Propware, Inc., a Nevada corporation (“Red Cat”) and each of the shareholders of Red Cat. This Amendment No. 2 on Form 8-K/A is being filed for the purpose of amending Item 9.01 of the Initial Form 8-K to provide the historical audited financial statements of Red Cat, and the pro forma financial information as required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read together with the Initial Form 8-K.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The historical audited balance sheets as of April 30, 2019 and 2018 and the statements of operations, statements of stockholders’ equity and statements of cash flows for the fiscal years ended April 30, 2019 and 2018 of Red Cat, together with the notes thereto and the independent auditor’s report thereon, are filed as Exhibit 99.1 to this Amendment and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The following unaudited pro forma financial information is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

• Unaudited pro forma condensed combined balance sheet as of April 30, 2019;

• Unaudited pro forma condensed statement of operations for the year ended April 30, 2019.

• Notes to the unaudited pro forma financial information.

(d)	Exhibits
Exhibit No.	Description
99.1	Audited balance sheets as of April 30, 2019 and 2018 and the statements of operations, statements of stockholders’ equity and statements of cash flows for the fiscal years ended April 30, 2019 and 2018 of Red Cat, together with the notes thereto and the independent auditor’s report thereon.
99.2	Unaudited pro forma financial information and related notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

TimefireVR Inc.

Date: July 31, 2019	By: /s/ Jeffrey Thompson
Jeffrey Thompson
President and Chief Executive Officer